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_____________________________________________________________________________



                 SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                   _______________________________

                              Form 8-K

                            CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF
                 THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported): December 31, 1996


_______________________________________________________________________

                    Commission file number 0-17714

_______________________________________________________________________


                      BIOPOOL INTERNATIONAL, INC.
        (Exact name of Registrant as specified in its charter)




          Delaware                                   58-1729436
(State or other jurisdiction of                 (I.R.S. Employer
incorporation or organization)                   Identification No.)




                         6025 Nicolle Street
                      Ventura, California 93003
              (Address of principal executive offices)



                           (805) 654-0643
         (Registrant's telephone number including area code)




_______________________________________________________________________________


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        (a) On December 31, 1996, Registrant acquired certain assets and selected liabilities of the Blood Group Serology Division of Organon Teknika Corporation ("Organon"), located in West Chester, Pennsylvania (the "Blood Group Business"). There was no prior relationship between Organon or any of its officers, directors or affiliates, and the Registrant and any of its officers, directors or affiliates. The acquired assets consist of two adjacent parcels of real property, each located in West Chester, Pennsylvania, certain blood serology product lines, including certain proprietary blood cell lines, customer accounts, laboratory facilities and an existing employee base, all of which are used in the Blood Group Business. The purchase price for the Blood Group Business was $5 million, payable in cash. The Registrant funded the purchase price in part from the privately placed sale of 500,000 shares of its Common Stock to a group of accredited investors, and in part from proceeds of a $4.5 million credit facility extended to the Registrant by Sanwa Bank. The Registrant believes that the acquisition of the Blood Group Business expands and broadens its product lines and provides an expanded direct sales force for its products. The Registrant also believes that the acquisition of the Blood Group Business provides the Company with a number of strategic advantages that will enhance its existing business. The acquisition was accomplished as a sale of assets (and assumption of certain liabilities) which were acquired directly by the Registrant, and was accounted for as a purchase.

        (b) The Registrant intends to continue to operate the Blood Group Business as an unincorporated division of the Registrant, from its existing location in West Chester, Pennsylvania. All acquired assets, including plant and equipment, will remain in tact and continue to be utilized in essentially the same manner as such assets were used by Organon.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS

        At the time of filing, it was impractical to provide the required financial statements of the Blood Group Business and pro forma financial information. The financial statements and pro forma financial information will be filed as soon as practically possible, and no later than 60 days from the filing of this Current Report on Form 8-K.

        (a)  Financial Statements of the Blood Group Business

             To be furnished at a later date.

        (b)  Pro Forma Financial Information

             To be furnished at a later date.

        (c)  Exhibits

             To be furnished at a later date.


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                             SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





Date:   January 13, 1997              BIOPOOL INTERNATIONAL, INC.
        ___________________           _________________________________
                                      (Registrant)





                                       /s/  Michael D. Bick, Ph.D.
                                      _________________________________
                                      Michael D. Bick, Ph.D.
                                      Chief Executive Officer and
                                      Chairman of the Board




























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